UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 Westwood Place, Suite 350, Brentwood, TN 37027
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	CYRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 11, 2025 (the “Closing Date”), Cryoport, Inc. (the “Company”, and collectively with certain of its wholly owned subsidiaries, “Sellers”) completed the previously announced disposition of its CRYOPDP Business, an operating segment within its Life Sciences Services reportable segment, to designated affiliates of DHL Supply Chain International Holding B.V. (“Purchaser”) pursuant to the Sale and Purchase Agreement dated as of March 31, 2025 (the “Agreement”). Pursuant to the terms of the Agreement, the Company divested its CRYOPDP Business through the sale to Purchaser of 100% of the capital stock and voting rights of certain entities conducting business under the trade name “CryoPDP” (collectively, the “Transaction”). The Company and Purchaser also entered into certain related transaction agreements at the Closing Date, including a master partnership agreement, a transition services agreement and other customary agreements.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2025 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On June 12, 2025, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma financial information.

The following unaudited pro forma condensed consolidated financial information for the Company and its subsidiaries reflect the disposition of the CRYOPDP Business pursuant to the Agreement, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

●	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025;
●	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2025, as well as for the fiscal years ended December 31, 2024, 2023, and 2022; and
●	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)	Exhibits.	The following materials are filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

2.1

Sale and Purchase Agreement, dated as of March 31, 2025, by and among Cryoport, Inc., Cryoport Netherlands BV, Cryoport Germany GmbH, and DHL Supply Chain International Holding B.V. (incorporated by reference to Exhibit 2.1 filed with the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2025)

99.1	Press Release of Cryoport, Inc., dated June 12, 2025
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2025	Cryoport, Inc.

/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer